Employee Compensation	3 Months Ended
Jan. 31, 2021
Text Block [Abstract]
Employee Compensation
Note 8: Employee Compensation
Stock Options
During the three months ended January 31, 2021, we granted a total of 984,943 stock options (976,087 stock options during the three months ended January 31, 2020). The weighted-average fair value of options granted during the three months ended January 31, 2021 was $10.75 per option ($9.46 per option for the three months ended January 31, 2020).
To determine the fair value of the stock option tranches (i.e. the portion that vests each year) on the grant date, the following ranges of values were used for each option pricing assumption:

For stock options granted during the three months ended	January 31, 2021	January 31, 2020
Expected dividend yield	4.9%	4.3%
Expected share price volatility	20.6% - 20.7%	15.4%
Risk-free rate of return	1.0%	1.9% - 2.0%
Expected period until exercise (in years)	6.5 - 7.0	6.5 - 7.0
Exercise price ($)	97.14	101.47
  Changes to the input assumptions can result in different fair value estimates.

Pension and Other Employee Future Benefit Expenses
Pension and other employee future benefit expenses are determined as follows:

(Canadian $ in millions)
	Pension benefit plans		Other employee future benefit plans
For the three months ended	January 31, 2021	January 31, 2020	January 31, 2021	January 31, 2020
Current service cost	67	62	2	3
Net interest (income) expense on net defined benefit (asset) liability	2	-	8	8
Administrative expenses	1	1	-	-
Benefits expense	70	63	10	11
Canada and Quebec pension plan expense	23	24	-	-
Defined contribution expense	59	61	-	-
Total pension and other employee future benefit expenses recognized in the Consolidated Statement of Income	152	148	10	11